UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011

Ruby Creek Resources,  Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52354	26-4329046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 3rd Avenue, 11th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 679-5711
Registrant’s telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On Thursday, October 20, 2011 an article featuring Ruby Creek Resources, Inc. appeared in Microcap Review Magazine, a digital and print magazine focused on public and private microcap companies. The digital magazine is available online at www.microcapreview.com. Additionally, a news release reporting the Microcap Review Magazine article was published on October 25, 2011 .

Item 9.01.	Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description

99.1	Copy of the Ruby Creek Resources, Inc. article appearing in Microcap Review Magazine (www.microcapreview.com) dated October 20, 2011.

99.2	Copy of the Ruby Creek Resources, Inc. news release dated October 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBY CREEK RESOURCES, INC.

Dated: October 24, 2011	By
Robert Slavik,
President, Chief Executive Officer